                                                                   Exhibit 10.37

                              Subsidiary Guarantee

         Subject to Section 11.06 of the Indenture, each of the undersigned and each other Guarantor hereby and at all times, jointly and severally, unconditionally guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Notes and the Obligations of the Company under the Notes or under the Indenture, that: (a) the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration, redemption or otherwise, and interest on overdue principal, premium, if any, (to the extent permitted by law) interest on any interest, if any, and Liquidated Damages, if any, on the Notes and all other payment Obligations of the Company to the Holders or the Trustee under the Indenture or under the Notes will be promptly paid in full and performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Notes or any of such other payment Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration, redemption or otherwise. Failing payment when so due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantors will be jointly and severally obligated to pay the same immediately.

         The obligations of the undersigned to the Holders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 11 of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Subsidiary Guarantee. The terms of Article 11 of the Indenture are incorporated herein by reference. This Subsidiary Guarantee is subject to release as and to the extent provided in Section 11.04 of the Indenture.

         This is a continuing Guarantee and shall remain in full force and effect and shall be binding upon each of the undersigned and its respective successors and assigns to the extent set forth in the Indenture until full and final payment of all of the Company's Obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a Subsidiary Guarantee of payment and not a guarantee of collection.

         This Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note to which this Subsidiary Guarantee relates shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

         The maximum aggregate amount of the obligations guaranteed under the Indenture and the Notes by any Guarantor shall not exceed the maximum amount that can be thereby guaranteed by that Guarantor without rendering the Subsidiary Guarantee, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

         Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

Dated as of November 28, 2001       DISCOUNT AUTO PARTS, INC.


                                    By:  /s/ Eric M. Margolin
                                         ---------------------------

                                         Name:    Eric M. Margolin
                                         Title:   Assistant Secretary

                                    DAP ACCEPTANCE CORP.


                                    By:  /s/ Eric M. Margolin
                                         ----------------------------

                                         Name:    Eric M. Margolin
                                         Title:   Assistant Secretary


                                    WESTERN AUTO OF PUERTO RICO, INC.


                                    By:  /s/ Eric M. Margolin
                                         ----------------------------

                                         Name:    Eric M. Margolin
                                         Title:   Senior Vice President, General
                                                  Counsel and Secretary

                                    WESTERN AUTO OF ST. THOMAS, INC.


                                    By:  /s/ Eric M. Margolin
                                         -----------------------------

                                         Name:    Eric M. Margolin
                                         Title:   Senior Vice President, General
                                                  Counsel and Secretary

                                    WASCO INSURANCE AGENCY, INC.


                                    By:  /s/ Eric M. Margolin
                                         ------------------------------

                                         Name:    Eric M. Margolin
                                         Title:   Senior Vice President, General
                                                  Counsel and Secretary

                                 ADVANCE MERCHANDISING COMPANY, INC.


                                 By:    /s/ Eric M. Margolin
                                        ----------------------------------

                                        Name:    Eric M. Margolin

                                        Title:   Senior Vice President, General
                                                 Counsel and Secretary

                                 ADVANCE AIRCRAFT COMPANY, INC.


                                 By:    /s/ Eric M. Margolin
                                        -----------------------------------

                                        Name:    Eric M. Margolin

                                        Title:   Senior Vice President, General
                                                 Counsel and Secretary

                                       4